EXHIBIT 17

                              PERSONS CONTROLLED BY
                          OR UNDER COMMON CONTROL WITH
                                 THE REGISTRANT

Below is a list of all persons directly or indirectly controlled by or under common control with the Registrant and (i) the state of organization, (ii) the basis of control, and (iii) the principal business for each entity (information on each subsidiary is indented following information on the controlling owner):

1.     ROBERT G. DAVIS (ATTORNEY-IN-FACT and Ultimate Controlling Person)
       ---------------

       Robert G. Davis was appointed Attorney-in-Fact and Ultimate Controlling Person on April 2, 2000.

1a.    UNITED SERVICES AUTOMOBILE ASSOCIATION (Parent Company/Insurer/Holding
       --------------------------------------
       Company)
       (A Texas Reciprocal Interinsurance Exchange)

       The purpose of USAA is to provide insurance coverage (personal-line property and casualty policies only) for eligible "members." Essentially, eligibility for subscribership is limited to active, inactive and retired commissioned officers and warrant officers of the United States Army, Navy, Air Force, Marine Corps, Coast Guard, Reserves, National Guard and a limited group of other related personnel.

1b.    USAA CORPORATE ATTORNEY IN FACT, INC.
       -------------------------------------
       (A Delaware non-insurance corporation)

       The purpose of USAA CORPORATE ATTORNEY IN FACT, INC. is to be the corporate attorney in fact of Garrison Property & Casualty Association, acquired by USAA on December 31, 1997.

1c.    GARRISON PROPERTY AND CASUALTY ASSOCIATION
       ------------------------------------------
       (A Texas Reciprocal Interinsurance Exchange)

       The purpose of the Association is to provide insurance coverage (personal-line property and casualty policies only) for persons not eligible for current USAA property and casualty coverage.

1d.    USAA TEXAS LLOYD'S COMPANY
       --------------------------
       (A Texas Lloyd's Insurance Company)

       The purpose of this company is to provide insurance coverage (personal-line property and casualty policies only) to Texas residents.

2.     USAA LIFE INSURANCE COMPANY
       ---------------------------
       (Texas corporation; Wholly-owned subsidiary of United Services Automobile Association)

       The company was initially organized to provide members of United Services Automobile Association and dependents of such members with complete life insurance products and services. Commencing in 1981, the purpose of this company was expanded to make available complete life insurance services and products to the general public.

3.     USAA LIFE GENERAL AGENCY, INC.
       ------------------------------
       (Colorado corporation; Wholly-owned subsidiary of USAA Life Insurance Company)

       This Colorado company was organized as a subsidiary of USAA Life Insurance Company to offer a complete line of life and health insurance products to the general public on a brokerage basis.

4.     USAA LIFE INSURANCE COMPANY OF NEW YORK (REGISTRANT)
       ----------------------------------------------------
       (New York corporation; Wholly-owned subsidiary of USAA Life Insurance Company)

       This company was organized to provide life insurance and annuity products to residents of New York.

5.     USAA INSURANCE AGENCY, INC. (Alabama)
       -------------------------------------
       (Alabama corporation; Wholly-owned subsidiary of USAA Life Insurance Company.)

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       This Alabama company was organized as a subsidiary of USAA Life Insurance
       Company to offer a complete line of life and health insurance products to the general public on a brokerage basis.

6.     USAA GENERAL INDEMNITY COMPANY
       ------------------------------
       (Texas corporation; Wholly-owned subsidiary of United Services Automobile Association)

       The primary purpose of this company is to provide federal flood insurance to USAA members and former dependents and to provide automobile insurance for members residing in California.

7.     USAA CASUALTY INSURANCE COMPANY
       -------------------------------
       (Texas corporation; Wholly-owned subsidiary of United Services Automobile Association)

       The purpose of this company is to service the insurance needs of persons who do not meet the subscribership eligibility requirements of United Services Automobile Association but are: (1) residual market policyholders under Automobile Insurance Plans of the various states, (2) non-dependent children of United Services Automobile Association members,
       (3) assigned risks, and/or (4) senior Foreign officers of the United States government.

8.     USAA COUNTY MUTUAL INSURANCE COMPANY
       ------------------------------------
       (Texas-County Mutual Insurance Company; Wholly-owned subsidiary of United Services Automobile Association)

       The purpose of this company is to provide auto insurance to USAA Group - eligible drivers who reside in Texas.

9.     USAA GENERAL AGENCY, INC.
       -------------------------
       (Texas corporation; Wholly-owned subsidiary of United Services Automobile Association)

       This company was organized as a subsidiary of United Services Automobile Association to act as a managing general insurance agency for property and casualty insurance products offered by non-USAA companies. The services of this company are available to the general public.

10.    USAA INSURANCE AGENCY, INC.
       ---------------------------
       (California corporation; Wholly-owned subsidiary of USAA General Agency, Inc.)

       This company provides insurance coverage to USAA members and associate members for selected coverages not offered by USAA. Organized to provide certain property and casualty personal-line coverages not offered directly by USAA to USAA members, their dependents, and former dependents.

11.    USAA INSURANCE AGENCY, INC.
       ---------------------------
       (Florida corporation; Wholly-owned subsidiary of USAA General Agency,
       Inc.)

       A Florida corporation organized to provide insurance coverage to USAA members and associate members for selected coverages not offered by USAA.

12.    USAA INSURANCE AGENCY, INC.
       ---------------------------
       (Massachusetts corporation; Wholly-owned subsidiary of USAA General Agency, Inc.)

       A Massachusetts corporation organized to provide insurance coverage to USAA members and associate members for selected coverages not offered by USAA.

13.    USAA LIMITED
       ------------
       (United Kingdom corporation; Wholly-owned subsidiary of United Services Automobile Association)

       The primary purpose of the company is to provide members of United Services Automobile Association who are situated in the United Kingdom with automobile liability and property damage insurance which meets the requirements of the British Road Traffic Act. As a reciprocal exchange, and thus unincorporated, the parent organization may not be licensed by the British Board of Trade.

14.    USAA FUNDING COMPANY
       --------------------
       (Delaware corporation; Wholly-owned subsidiary of United Services Automobile Association)

       This company was initially and primarily organized to facilitate the acquisition of preferred stock issued by USAA insurance companies.

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15.    USAA PROPERTY HOLDINGS, INC.
       ----------------------------
       (Delaware corporation; Wholly-owned subsidiary of United Services Automobile Association)

       This company was formed to invest in certain real estate limited partnerships the assets of which are comprised of housing units which qualify for significant federal tax credits.

16.    CAPITAL MANAGEMENT COMPANY
       --------------------------
       (Delaware corporation; Wholly-owned indirect subsidiary of United Services Automobile Association)

       This company serves as a unitary savings and loan holding company of USAA Federal Savings Bank.

17.    USAA ALLIANCE SERVICES COMPANY
       ------------------------------
       (Delaware corporation; Wholly-owned subsidiary of United Services Automobile Association)

       This company was organized to engage in the business of wholesale and retail sales of goods and to provide consumer-oriented and travel agency services to customers, subscribers and the general public.

18.    USAA MERCHANDISE SERVICES COMPANY
       ---------------------------------
       (Delaware corporation; Wholly-owned subsidiary of USAA Alliance Services Company)

       This company was organized to act as a corporate General Partner for USAA Alliances Services Company.

19.    USAA ALLIANCE SERVICES, L.P.
       ----------------------------
       (Delaware limited partnership)

       This partnership was organized to provide travel and discount buying services through a limited partnership structure.
       USAA owns 99% of the Partnership as a Limited Partner with the remaining 1% owned by USAA Alliance Services Company as General Partner.

*20.   THE USAA EDUCATIONAL FOUNDATION
       -------------------------------
       (Texas non-profit corporation)

       The USAA Educational Foundation is a not-for-profit Texas corporation which funds selected informational and educational payments.

*21.   THE USAA FOUNDATION, A CHARITABLE TRUST
       ---------------------------------------
       (Texas charitable trust)

       The USAA Foundation, is a Trust organized by USAA for charitable giving purposes.

*22.   USAA POLITICAL ACTION COMMITTEE
       -------------------------------
       (Political Action Committee of United Services Automobile Association)

       The USAA Political Action Committee is an unincorporated association of USAA officers and senior management which is organized under Federal and Texas laws.

*23.   USAA GROUP MEDICAL AND DENTAL AND LONG-TERM DISABILITY PLAN
       -----------------------------------------------------------
       (Texas not-for-profit corporation; USAA Employee Benefits Association)

       This employee benefit association was organized for the purpose of providing medical and dental benefits for active and retired USAA employees and Long-Term Disability Benefits to disabled employees.

*24.   USAA SAVINGS AND INVESTMENT PLAN
       --------------------------------
       (Texas trust)

       This is a defined benefit plan formed in accordance with applicable federal law by the USAA Board of Directors, for the benefits of USAA, its affiliates and subsidiaries.

*25.   USAA PENSION PLAN
       -----------------
       (Texas trust)

       This is a defined benefit plan formed in accordance with applicable federal law by the USAA Board of Directors, for the benefit of USAA, its affiliates and subsidiaries.

26.    USAA INFORMATION TECHNOLOGY COMPANY
       -----------------------------------
       (Delaware corporation; Wholly-owned subsidiary of United Services Automobile Association)

       The purpose of this corporation is to provide certain information technology services to the USAA group of companies.

27.    USAA INFORMATION TECHNOLOGY, L.P. (DISSOLVED 04/16/01)
       ------------------------------------------------------
       (Delaware corporation; Wholly-owned subsidiary of United Services Automobile Association)

       This partnership was formed to engage in the provision of information technology and related services primarily to USAA and its subsidiaries and affiliates.

       USAA owns 99% of the partnership as a Limited Partner with the remaining 1% owned by USAA Information Technology Company as General Partner.

28.    USAA CAPITAL CORPORATION
       ------------------------
       (Delaware corporation; Wholly-owned subsidiary of United Services Automobile Association)

       This company is a Unitary Diversified Savings and Loan Company organized as a Delaware corporation. It acts as a holding company for all USAA non-insurance companies (except USAA Funding Company and USAA Property Holdings, Inc.) and as a general purpose financing company for USAA, its subsidiaries and affiliates.

29.    USAA FINANCIAL SERVICES CORPORATION
       -----------------------------------
       (Utah corporation; Wholly-owned subsidiary of USAA Capital Corporation)

       Incorporated under the Utah Revised Business Corporation Act and licensed as a Utah Industrial Loan Company.

30.    HTO, INC.
       ---------
       (Delaware corporation; Wholly-owned subsidiary of USAA Capital
       Corporation)

       This company was organized for ownership of certain real property and mineral assets in the La Cantera Development and other legally permissible corporate activities.

31.    INSTITUTIONAL REALTY INVESTORS, INC.
       ------------------------------------
       (Delaware corporation; Wholly-owned subsidiary of USAA Capital
       Corporation)

       The purpose of this company is to acquire a geographically diverse portfolio consisting primarily of industrial properties located in major metropolitan markets in the United States. The corporation will offer shares of the common stock of the company primarily to tax-qualified "employee pension benefit plans" covered by Title I of ERISA.

32.    USAA CAPITAL DEVELOPMENT, INC.
       ------------------------------
       (Delaware corporation; Wholly-owned subsidiary of USAA Capital Corporation).

       This company was formed to engage in real estate investment, management and other legally permissible corporate activities.

33.    USAA FINANCIAL PLANNING NETWORK, INC.
       -------------------------------------
       (DBA: USAA FINANCIAL PLANNING SERVICES, INC.)
       (Delaware corporation; Wholly-owned subsidiary of USAA Capital
       Corporation)

       The company was organized to engage in the business of providing personalized financial planning services to the general public.

34.    USAA INVESTMENT CORPORATION
       ---------------------------
       (Delaware corporation; Wholly-owned subsidiary of USAA Capital
       Corporation)

       This company serves as a holding company for USAA Investment Management Company and USAA Transfer Agency Company.

35.    USAA LOAN COMPANY, INC.
       -----------------------
       (Delaware corporation; Wholly-owned subsidiary of USAA Capital
       Corporation)

       The company's purpose is to engage in the purchase, acquisition and sale of consumer loans on behalf of the USAA group of companies.

36.   USAA INVESTMENT MANAGEMENT COMPANY
      ----------------------------------

      (Delaware corporation; Wholly-owned subsidiary of USAA Investment Corporation)

      This company serves as the financial manager and investment advisor of the certain mutual funds and as the exclusive underwriter and distributor of their shares. It carries out the investment policies of the mutual funds, manages their portfolios, markets their shares and provides certain administrative services.

      This company also provides investment management and advisory services for the benefit of United Services Automobile Association and its affiliated companies. This company serves as broker-dealer for investment instruments (common stock, preferred stock and corporate bonds) of publicly traded corporations offered on major stock exchanges and offers discount brokerage services.

37.   USAA TRANSFER AGENCY COMPANY
      ----------------------------
      (DBA: USAA SHAREHOLDER ACCOUNT SERVICES)
      (Delaware corporation; Wholly-owned subsidiary of USAA Investment Corporation)

      This company engages in the business of facilitating the prompt and accurate clearance and settlement of securities transactions, to safeguard funds and securities in its custody or control or for which it is responsible in compliance with the provisions of the Securities and Exchange Act of 1934, Section 17A.

38.   USAA TRACO SERVICE, GmbH, Inc.
      ------------------------------
      (German corporation; 80% owned by USAA Investment Management Co. - 20% owned by USAA Transfer Agency Co.)

      No current corporate operations.

39.   USAA FEDERAL SAVINGS BANK
      -------------------------
      (Texas-Federally Chartered Savings Association; Wholly-owned subsidiary of USAA Capital Corporation)

      This company was organized to offer personal banking services to the general public.

40.   USAA RELOCATION SERVICES, INC.
      ------------------------------
      (Texas corporation; Wholly-owned subsidiary of USAA Federal Savings Bank)

      The purpose of the corporation is to provide nationwide counseling services for customers contemplating moving and the sale or purchase of a home, through its association with PHH Destination Services, the industry leader in relocation services.

41.   USAA SAVINGS BANK
      -----------------
      (Nevada chartered thrift Wholly-owned subsidiary of USAA Federal Savings
      Bank)

      Organized to engage in the activities of a Nevada chartered thrift company.

42.   USAA FINANCIAL ADMINISTRATION COMPANY
      -------------------------------------
      (Delaware Corporation)

      FAC acts as the General Partner of USAA Financial Partners Limited, L.P., a limited partnership established to enable USAA Federal Savings Bank to continue to maintain low cost funding sources, diversify its funding sources, manage interest rate risk and more efficiently manage tax and other liabilities associated with its credit card business.

      USAA Federal Savings Bank owns 100% of the Class A Common (voting) Stock of the company; USAA owns 100% of the Class B Common (nonvoting) Stock.

43.   CAPITAL FINANCIAL RESOURCES COMPANY
      -----------------------------------
      (Delaware Corporation)

      CFRC acts as the Limited Partner of USAA Financial Partners Limited, L.P., a limited partnership established to enable USAA Federal Savings Bank to continue to maintain low cost funding sources, diversify its funding sources, manage interest rate risk and more efficiently manage tax and other liabilities associated with its credit card business.

      USAA Federal Savings Bank owns 100% of the Class A Common (voting) Stock of the company; USAA owns 100% of the Class B Common (nonvoting) Stock.

44.   USAA FINANCIAL PARTNERS LIMITED, L.P.
      -------------------------------------
      (Delaware limited partnership)

      The Partnership was established to enable USAA Federal Savings Bank to continue to maintain low cost funding sources, diversify its funding sources, manage interest rate risk and more efficiently manage tax and other liabilities associated with its credit card business.

      USAA Financial Administration Company owns 1% of the partnership as General Partner. Capital Financial Resources Company owns 99% as Limited Partner.

45.   LA CANTERA DEVELOPMENT COMPANY
      ------------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Capital
      Corporation)

      This company was formed to develop or sell land in northwest San Antonio, Texas.

46.   LA CANTERA GROUP, Limited Partnership
      -------------------------------------
      (Texas limited partnership)

      The purpose of the Partnership is to acquire own hold, develop, rezone, manage, operate, lease, finance, mortgage, sell and otherwise deal with certain real property located in San Antonio, Bexar County, Texas.

      La Cantera Development Company, a subsidiary of USAA Capital Corporation owns 51% of the Partnership with the remaining 49% owned by La Cantera Innovations, Inc. a subsidiary of La Cantera Development Company.

47.   FIESTA TEXAS THEME PARK, LTD.
      -----------------------------
      (Texas limited partnership)

      The purpose of the Partnership is to acquire, own, hold, develop, rezone, manage, operate, lease, finance, mortgage, sell and otherwise deal with a parcel of real property containing approximately 180.969 acres and located in San Antonio, Bexar County, Texas, and to operate the theme park constructed on said parcel of property.

      La Cantera Group, Limited. owns 85.89% of the Partnership as General Partner, with the remaining 14.11% owned La Cantera Innovations, Inc.

48.   LA CANTERA PROPERTIES, INC.
      ---------------------------
      (Delaware Corporation; Wholly-owned subsidiary of La Cantera Development Company)

      The company was organized for the purpose of acquiring, developing, owning, managing, and/or disposing of real estate.

49.   LA CANTERA HOSPITALITY, INC.
      ----------------------------
      (Delaware Corporation; A Wholly-owned subsidiary of La Cantera Development Company)

      This company was organized to develop and own a hotel, resort and golf course.

50.   LA CANTERA RESORT, LTD.
      -----------------------
      (Texas limited partnership)

      The purpose of the Partnership is to acquire, develop, own, and operate a resort property located in Bexar County, Texas. La Cantera Hospitality, Inc. owns 93% of the Partnership as a Limited Partner. La Cantera Innovations, Inc. owns the remaining 7% as General Partner.

*51.  LCWW PARTNERS JOINT VENTURE
      ---------------------------
      (Texas joint venture)

      The purpose of this joint venture is to acquire, develop, own and operate a resort property in Bexar County, Texas. La Cantera Resort, Ltd. Owns 76.67% as the Managing Venturer of this joint venture, with the remaining portion owned by a non-affiliated entity as Venturer. Although La Cantera Resort, Ltd. owns a larger percentage of the venture, the two Venturers have an equal vote in the management of the venture, therefore La Cantera Resort, Ltd. does not "control" the venture

52.   USAA REAL ESTATE COMPANY
      ------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Capital
      Corporation)

      This company was organized to engage in the business of acquisition, development, ownership and sale of land, real estate and other property or securities by purchase, lease or otherwise. The purpose of the company has expanded to make a wide variety of real estate/financial services to its affiliates, subsidiaries, and the general public.

53.   USAA REAL ESTATE DEVELOPMENT COMPANY
      -----------------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was organized to engage in the development of various real estate projects including, but not limited to, the Retirement Community Project.

54.   USAA REAL ESTATE MANAGEMENT COMPANY
      -----------------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real
      Estate Company)

      This company was organized to provide management services for properties owned by USAA Real Estate Development Company.

55.   QUORUM REAL ESTATE SERVICES CORPORATION
      ---------------------------------------
      (DBA: USAA REALTY COMPANY)
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was organized for the purpose of managing USAA-owned real estate in Florida and the Southeast.

56.   USAA PROPERTIES FUND, INC.
      --------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was organized to serve as General Partner of various real estate limited partnerships involving United Services Automobile Association.

57.   USAA PROPERTIES II, INC.
      ------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was organized to serve as General Partner of various real estate limited partnerships involving United Services Automobile Association.

58.   LA PAZ, INC.
      ------------
      (Texas Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was organized for the purpose of owning and managing an office building complex.

59.   USAA REAL ESTATE EQUITIES REIT
      ------------------------------
      (Delaware Corporation; Subsidiary of USAA Real Estate Company)

      This company was organized as a real estate investment trust (REIT).
      USAA Real Estate Company owns 57.4% of the Corporation with the remaining 42.6% held by numerous non-affiliated shareholders.

60.   USAA EQUITY ADVISORS, INC.
      --------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was organized to provide advisory services to USAA Real Estate Equities REIT

61.   ALHAMBRA GABLES ONE, INC.
      -------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was formed for the purpose of acquiring certain property in Florida.

62.   L.A. WILSHIRE ONE, INC.
      -----------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was organized for the purpose of acquiring certain property in California.

63.   USAA REAL ESTATE MID-WEST, INC.
      -------------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      This company was organized for the purpose of acquiring ,developing, owning, managing, and/or disposing of real estate.

64.   LAS COLINAS MANAGEMENT COMPANY
      ------------------------------
      (Delaware Corporation; Wholly-owned subsidiary of USAA Real Estate
      Company)

      The principal purpose of the company is to acquire, develop, manage and operate real estate.

65.   USAA INCOME PROPERTIES LIMITED PARTNERSHIP
      ------------------------------------------
      (Delaware limited partnership)

      The purpose of the Partnership is to invest in, acquire, construct, develop, improve, hold, maintain, manage, operate, lease, sell, dispose of certain properties and otherwise deal with real estate, real estate improvements or interests in real estate and real estate improvements, and to engage in any and all activities related or incidental thereto.

      USAA Properties Fund, Inc., a subsidiary of USAA Real Estate Company is the General Partner of this Limited Partnership.

66.   USAA STRATUM EXECUTIVE CENTER JOINT VENTURE
      -------------------------------------------
      (Texas joint venture)

      The purpose of the Joint Venture is to develop land situated in Travis County, Texas, said tract being more particularly described as being all of Lot 1, Hermosa Office Park P.U.D., a subdivision in the City of Austin.

      USAA Real Estate Company owns 70% of the Joint Venture with the remaining 30% owned by USAA Real Estate Development Company.

67.   USGC JOINT VENTURE
      ------------------
      (Connecticut joint venture)

      The purpose of the Joint Venture is to acquire, own, finance, lease, operate and otherwise deal with Windsor IX and to acquire, own, finance, lease, operate and otherwise deal with Windsor X following the contribution of the Owners' equity interests in Windsor X to the Joint Venture.

      USAA Real Estate Company owns 70% of the Joint Venture with the remaining 30% owned by Land Resources, Inc.

68.   USAA REAL ESTATE LIMITED PARTNERSHIP
      ------------------------------------
      (Texas limited partnership)

      The purpose of the Partnership is (i) to acquire, own, hold, develop, rezone, manage, operate, lease, finance, mortgage, sell and otherwise deal with certain real estate property, (ii) sell all or any portion of certain real estate property to buyers, including Affiliates or any Partner, and
      (iii) conduct such other activities as may be necessary, advisable, convenient or appropriate to promote or conduct the business of the Partnership.

69.   CHELMSFORD ASSOCIATES, LLC
      --------------------------
      (Delaware limited liability company)

      The purpose of this limited liability company is to acquire an interest in, construct, develop, improve, maintain and operate the property and in connection with or incidental to the accomplishment of said purpose to enter into any kind of activity and to perform and carry out contracts.

      American Industrial Properties REIT owns 55.84% of the company with the remaining 44.16% owned by USAA Real Estate Company.

70.   COLUMBUS CENTER ASSOCIATES, LTD.
      --------------------------------
      (formerly BPG/STRADLER ASSOCIATES, LTD.)
      (Florida limited partnership)

      The purpose of the Partnership is to invest in, hold, own, operate, maintain, improve, develop, sell, exchange, lease, and otherwise use certain property or direct or indirect interests therein, for profit and as an investment.

      Alhambra Gables One, Inc. a wholly-owned subsidiary of USAA Real Estate Company is the General Partner of this Florida Limited Partnership.

71.   5055 WILSHIRE LIMITED PARTNERSHIP
      ---------------------------------
      (Texas limited partnership)

      The purpose of the Partnership is to develop, construct, own, hold, manage, operate, rent, maintain and repair and otherwise deal with the improvements and project land and to own, hold, manage and operate protect, preserve and enhance the value of additional land.

      The Partnership consists of the following ownership percentages: USAA Real Estate Company 94%; USAA Properties II, Inc. 1.6% and the remaining .4% owned by L.A. Wilshire One, Inc., subsidiaries of USAA Real Estate Company.

72.   CORAL GABLES ASSOCIATES
      -----------------------
      (Florida partnership)

      The purpose of the Partnership is to acquire, own, hold, develop, rezone, manage, operate, lease, finance, mortgage, sell and otherwise deal with that certain parcel of real property located in the city of Coral Gales, Dade County, Florida.

      Columbus Center Associates, Ltd. (Managing Partner) owns 50% of the Partnership with the other 50% being owned by International Business Machines Corporation.

73.   WEST CHICAGO INDUSTRIAL, LTD.
      -----------------------------
      (Texas limited partnership)

      The purpose of the Partnership is to acquire, own, hold, develop, rezone, manage, operate, lease, finance, mortgage, sell and otherwise deal with that certain parcel of real property located in Chicago, Du Page County, Illinois.

      La Paz, Inc., owns 99% of the Partnership with the remaining 1% owned by USAA Real Estate Midwest, Inc.

74.   LAS COLINAS - USAA LIMITED PARTNERSHIP
      --------------------------------------
      (Texas limited partnership)

      The Partnership was organized to manage a resort complex and to develop a large tract of land and the surrounding area in Irving, Texas.

      United Services Automobile Association owns 91% of the Partnership, with the remaining 9% owned by Las Colinas Management Company as General Partner.

75.   PRIME REAL ESTATE EQUITIES I, L.P.

      (Georgia limited partnership)

      The purpose of the partnership is to acquire, own, develop, lease, operate, manage, finance and hold for investment, office or industrial property.

      Prime Real Estate Equities I, L. P. is composed of USAA Real Estate Equities, Inc. with a 0.1% general partnership interest and National Equities, L. L. C. with a 0.1% general partnership interest; USAA Real Estate Equities, Inc. with an 38.7% limited partnership interest, U. S. Property Fund GmbH & Co., KG with a 57.5% limited partnership interest and USAA Real Estate Company with a 3.6% limited partnership interest.

76.   PRIME REAL ESTATE EQUITIES II, L.P.
      -----------------------------------
      (Georgia limited partnership)

      The purpose of the partnership is to acquire, own, develop, lease, operate, manage, finance and hold for investment, office or industrial property.

      Prime Real Estate Equities II, L. P. is composed of USAA Real Estate Equities, Inc. with a 0.1% general partnership interest and National Equities, L. L. C. with a 0.1% general partnership interest; USAA Real Estate Equities, Inc. with an 38.7% limited partnership interest, U. S. Property Fund GmbH & Co., KG with a 57.5% limited partnership interest and USAA Real Estate Company with a 3.6% limited partnership interest.

77.   SAN DIEGO EQUITIES REIT I
      -------------------------
      (Texas trust)

      The purpose of this trust is to acquire, own, lease, operate, manage, finance and hold for investment, office property.

      San Diego Equities REIT I is composed of USAA Real Estate Company with a 49.942% ownership interest, SITQ BST-REIT I, L.P. with a 49.921% ownership interest and 125 outside investors with a .137% ownership.

78.   WASHINGTON REAL ESTATE EQUITIES REIT I
      --------------------------------------
      (Texas trust)

      The purpose of this trust is to acquire, own, lease, operate, manage, finance and hold for investment, office property.

      Washington Real Estate Equities REIT I is composed of USAA Real Estate Company with a 49.883% ownership interest, SITQ BST-REIT I with a 49.863% ownership interest and 125 outside investors with a .254% ownership interest.

79.   LCMC PARKING LOT L.P.
      ---------------------
      (Texas limited partnership)

      The purpose of this partnership is to maintain a parking lot for excess parking for the hotel and golf tournaments.

      LCMC Parking Lot L.P. is composed of Las Colinas Management Co. with a 1% ownership interest, Las Colinas-USAA Limited Partnership with a 49% ownership interest and Salesmanship Club of Dallas with a 50% ownership interest.

80.   HOUSTON EQUITIES REIT I
      -----------------------
      (Texas trust)

      The purpose of this trust is to acquire, own, lease, operate, manage, finance and hold for investment, office property.

      Houston Equities REIT I is 100% owned by USAA Real Estate Limited Partnership.

81.   TAMPA EQUITIES REIT I
      ---------------------
      (Texas trust)

      The purpose of this trust is to acquire, own, lease, operate, manage, finance and hold for investment, office property.

      Tampa Equities REIT I is composed of USAA Real Estate Company with a 49.872% ownership interest, SITQ BST-REIT L.P. with a 49.845% ownership interest and 125 outside investors with a .283% ownership interest.

82.   1001 MCKINNEY VENTURE L.P.
      --------------------------
      (Texas limited partnership)

      The purpose of this partnership is to acquire, own, lease, operate, manage, finance and hold for investment, office property.

      1001 McKinney Venture L.P. is composed of Houston Equities REIT I with a 75% ownership interest and 1001 McKinney L.P. with a 25% ownership interest.

83.   MLDC, L.P.
      ----------
      (Texas limited partnership)

      The purpose of this partnership is to develop property to lease, operate, manage, finance and hold for investment and office property.

      MLDC, L.P. is composed of USAA Real Estate Company with a 79% ownership interest and Newcastle Distribution Center, LLC with a 21% ownership interest.

84.   USAA INSTITUTIONAL REAL ESTATE EQUITIES L.P.
      --------------------------------------------
      (Texas limited partnership)

      The purpose of this partnership is to acquire, own, lease, operate, manage, finance and hold for investment, office property.

      USAA Institutional Real Estate Equities L.P. is composed of USAA Real Estate Company as General Partner with a .1% ownership interest, USAA Real Estate Company as a Limited Partner with a 29.9% ownership interest and Utah State Retirement Office with a 70% ownership interest.

85.   225 WEST WASHINGTON L.L.C.
      --------------------------
      (Delaware joint venture)

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

      The purpose of this limited liability company is to acquire, own, lease, operate, manage, finance and hold for investment, office property.

      225 West Washington L.L.C. is composed of USAA Real Estate Limited Partnership with a 50% ownership interest and Tennessee Consolidated Retirement System with a 50% ownership interest.

86.   USAA LIFE INVESTMENT TRUST (REGISTRANT)
      ---------------------------
      Mutual fund underlying Separate Account of USAA Life funding variable annuity insurance product, and organized as a Delaware business trust.

      USAA Life Insurance Company, either directly or through the Separate Account of USAA Life Insurance Company, currently owns a majority of certain series of shares issued by the Registrant.

      The Registrant's audited financial statements are incorporated by reference into Part B of the Registrant's Form N-1A Registration Statement ("Registration Statement").

      No financial statements of any other company listed above are filed with the Registrant's Statement, as they are not required to be so filed.

87.   SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY (REGISTRANT)
      ------------------------------------------------
      Investment account organized under the laws of the State of Texas.

      USAA Life Insurance Company is the depositor.

88.   LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
      --------------------------------------------------------------
      (REGISTRANT)
      Investment account organized under the laws of the State of Texas.

      USAA Life Insurance Company is the depositor.

* Not an affiliate for purposes of the Insurance Holding Company System Regulatory Act

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